STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Operating costs and expenses:
Research and development	$ (247)	$ (89)	$ (29)
General and administrative expenses	(609)	(348)	(542)
Operating loss	(856)	(437)	(571)
Financial incomes (expenses), net (Note 10b)	(29)	(240)	579
Income (loss) before taxes	(885)	(677)	8
Net income (loss)	$ (885)	$ (677)	$ 8
Net loss per share:
Basic and diluted net loss per share	$ (0.10)	$ (0.08)	$ 0.00
Total comprehensive income (loss)	$ (885)	$ (677)	$ 8
Weighted average number of shares used in computing basic and diluted loss per share	8,839,965	8,832,385	8,747,776